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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        --------------------------------

                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): May 7, 2003




                              GENESIS ENERGY, L.P.
             (Exact name of registrant as specified in its charter)




      Delaware                        1-12295                 76-0513049
(State or other jurisdiction of    (Commission          (I.R.S. Employer
 incorporation or organization)    File Number)        Identification No.)




500 Dallas, Suite 2500, Houston, Texas                           77002
(Address of principal executive offices)                       (Zip Code)




                          (713) 860-2500 (Registrant's
                     telephone number, including area code)






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                                       -2-
Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

            The following materials are filed as exhibits to this Current Report on Form 8-K.

            Exhibit
            -------

            99.1 Copy of Genesis Energy, L.P.'s press release dated May 7, 2003.


Item 9 and 12.  Regulation FD Disclosure and Results of Operations
                and Financial Condition.

     Genesis Energy, L.P. ("GELP") issued a press release on May 7, 2003 regarding its financial results for the three months ended March 31, 2003, and held a webcast conference call discussing those results on May 8, 2003. A copy of this earnings press release is furnished as Exhibit 99.1 to this report. The webcast conference call will be available for replay on Genesis Energy, L.P.'s website at www.genesiscrudeoil.com. A summary of this conference call is archived on our website.

     The non-generally accepted accounting principles financial measure of Available Cash is presented in our earnings release. The amount included in this measure is computed in accordance with generally accepted accounting principles
(GAAP), with the exception of maintenance capital expenditures as used in our calculation of Available Cash. Maintenance or sustaining capital expenditures are defined as capital expenditures (as defined by GAAP) which do not increase the capacity of an asset or generate additional revenues or cash flow from operations.

     We believe that investors benefit from having access to the same financial measures being utilized by management. Available Cash is a liquidity measure used by our management to compare basic cash flows generated by the partnership to the cash distribution we pay to our limited partners and the general partner. This is an important financial measure to our public unitholders since it is an indicator of our ability to provide a cash return on their investment. Specifically, this financial measure tells investors whether or not the partnership is generating cash flows at a level that can support a quarterly cash distribution to our partners. Lastly, Available Cash (also referred to as distributable cash flow) is the quantitative standard used throughout the investment community with respect to publicly-traded partnerships.

     Several adjustments to net income are required to calculate Available Cash. These adjustments include: (1) the addition of non-cash expenses such as depreciation and amortization expense; (2) miscellaneous non-cash adjustments such as the addition of decreases or the subtraction of increases in the value of financial instruments; and (2) the subtraction of maintenance capital expenditures. As part of our press release information, we have provided a reconciliation of this non-GAAP financial measure to Cash Flow from Operating Activities, the most comparable financial measure calculated and presented in accordance with GAAP.

     In accordance with General Instruction B.2. of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Items 9 and 12 of Form 8-K and is not deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              GENESIS ENERGY, L.P.
                                                (A Delaware Limited Partnership)

                                          By: GENESIS ENERGY, Inc., as
                                                             General Partner


Date:  May 8, 2003                        By:     /s/  ROSS A. BENAVIDES
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                                                  Ross A. Benavides
                                                  Chief Financial Officer